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                                                                  Exhibit 10.16

                                PROMISSORY NOTE

$2,274,416                                              Oklahoma City, Oklahoma
                                                               February 1, 1999


         FOR VALUE RECEIVED, AMERIVISION COMMUNICATIONS, INC., an Oklahoma corporation ("Borrower") hereby promises to pay to the order of HEBRON COMMUNICATIONS CORPORATION, a Florida corporation ("Lender"), on the Maturity Date the principal sum of Two Million Two Hundred Seventy Four Thousand Four Hundred Sixteen Dollars ($2,274,416), together with interest payable as set forth herein.

         Interest shall accrue on the unpaid principal amount hereof at the rate of Twelve and One-Half percent (12.5%) per annum from the date hereof through the last day of the ninth (9th) full calendar month hereafter, and Sixteen and One-Quarter percent (16.25%) per annum thereafter. Payments of interest shall be due and payable in arrears on the last day of each calendar month that the principal amount hereunder remains outstanding. All unpaid principal and any accrued and unpaid interest under this Note shall be due and payable in full on the last day of the eighteenth (18th) full calendar month after the date hereof (the "Maturity Date"). This Note is made pursuant, and shall be subject, to the Asset Purchase Agreement between Borrower and Lender of April 30, 1999. Interest on the principal amount shall be compounded annually, computed on the basis of a 365-day year and due and payable for the actual number of days principal remains outstanding.

         In the event of a default in payment hereunder, all principal and interest then due and owing shall bear interest at the Maximum Rate (defined below). As used herein, the term "Maximum Rate" means the lesser of Eighteen percent (18%) or the highest permissible non-usurious interest rate. Neither payment nor acceptance of any such interest shall constitute a waiver of default or impair Lender's rights or remedies.

         Borrower shall have the right and option, without notice, premium, forfeiture or other penalty, to prepay the principal of this Note in whole or in part at any time prior to the Maturity Date.

         All payments of principal and interest under this Note shall be made in lawful money of the United States of America in immediately available funds at the office of Lender located at 5900 Mosteller Drive, Suite 1750, Oklahoma City, Oklahoma 73112, Attn: John Telling, or at such other place as Lender may designate from time to time in writing.

         Borrower and all other persons liable on this Note hereby waive presentment for payment, demand, notice of dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, performance and enforcement of this Note.



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         This Note and all obligations arising hereunder (the "Subordinated
Debt") are subordinated to any obligations of Borrower to Coast Business Credit ("Coast") (the "Senior Debt"). This Note is subject to the Subordination Agreement of even date herewith by and between Borrower, Lender and Coast (the "Subordination Agreement"), and, in the event of any inconsistency between the terms of this Note and the terms of the Subordination Agreement, the Subordination Agreement shall control.

         This Note is being delivered in, is intended to be performed in, shall be construed and enforceable in accordance with, and be governed by the internal laws of, the State of Oklahoma without regard to principles of conflict of laws. The state and federal courts in Oklahoma City, Oklahoma shall have exclusive jurisdiction over all matters arising out of this Note, and service of process in any such proceeding shall be effective if mailed to Borrower at its address set forth above. BORROWER HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE. If this Note is referred to any attorney for collection, and the payment is obtained without the entry of judgment, the Borrower shall pay to the holder of this Note its attorneys' fees.

         The rights and remedies of Lender provided for hereunder are cumulative with the rights and remedies of Lender available under any other instrument or agreement or under applicable law. The principal amount of this Note shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Lender in respect of this Note is rescinded or must otherwise be restored or returned by Lender including without limitation upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or upon the appointment of any intervenor or conservator of, or trustee or similar official for Borrower or any substantial part of its properties, or otherwise, all as though such payments had not been made.





                            [SIGNATURE PAGE FOLLOWS]






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                       SIGNATURE PAGE TO PROMISSORY NOTE

         IN WITNESS WHEREOF, Borrower has duly executed and delivered this Promissory Note as of the date first set forth above.


                                        AMERIVISION COMMUNICATIONS, INC.



                                        By: /s/ Stephen D. Halliday
                                            -----------------------------------
                                            Stephen D. Halliday
                                            President